UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   April 2, 2003

                      Rubber Technology International, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)


        0-30098                                          88-0370454
(Commission File Number)                      (IRS Employer Identification No.)

                  3185 E. Washington Blvd., Los Angeles, CA 90023
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                (Address of principal executive offices) (Zip Code)

                                 (323) 268-6842
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               Registrant's telephone number, including area code:

                                      N/A
                   (Former name, address and telephone number)

This Current Report on Form 8-K is filed by Rubber Technology International, Inc., a Nevada corporation (the "Company") in connection with the matters described herein.


ITEM  1.  CHANGE  IN  REGISTRANT'S CERTIFYING ACCOUNTANT

    (a)  Resignation of previous independent accountant.

(i) On September 20, 2002, the Company was notified by John P. Semmens, its certifying accountant, that he is resigning as auditor to the Company because his firm is no longer auditing publicly reporting companies subject to the rules of the Securities and Exchange Commission.

(ii) Mr. Semmens' reports on the Company's financial statements for the past two years have been qualified as to whether the Company would continue as a going concern.

(iii) During the two most recent fiscal years and through September 20, 2002, there have been no disagreements between the Company and Mr. Semmens on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Mr. Semmens, would have caused him to make reference to the subject matter thereof in his report on the Company's financial statements for such periods.

(iv) During the two most recent fiscal years and through September 20, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

(v) At the request of the Company, Mr. Semmens furnished a letter addressed to the Securities and Exchange Commission stating that he agrees with the above statements. A copy of such letter, dated October 17, 2002, is filed as Exhibit 16 to this Form 8-K.

    (b)  Engagement of new independent accountant.

The Company has recently engaged Vasquez & Company, LLP, Los Angeles, California as its new independent accountants and who will prepare the financial statements for the Company's Annual Report on Form 10-KSB for the year ended November 30, 2002.


ITEM  7.  FINANCIAL  STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT 16  Letter re: Change in Certifying Accountant

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RUBBER TECHNOLOGY INTERNATIONAL, INC.

                                           /s/ Trevor Webb
                                           ----------------------------------
                                           President and Director

Date: April 7, 2003